EXHIBIT 10.1
                                                                     Page 1 of 5

                            CONTRACT MODIFICATION #2

The AGREEMENT, made the 4th day of May A.D. 1994, by and between the County of Lancaster, PENNSYLVANIA, and Denver and Ephrata Telephone and Telegraph Company, ("D&E"), in which D&E agrees to furnish to the county Enhanced 9-1-1 Services, is hereby modified as follows:

     1. Pursuant to clause 50, Changes - Services, the County and D&E agree that the following modification shall be made to the Term and Termination in the Agreement and shall supersede all conflicting provisions of the Agreement.

          (a) Section 3, Term and Termination, paragraph (a) should be changed to read:

               The contract period shall begin on the date this Agreement is formally approved by the Pennsylvania Public Utility Commission ("PUC") or deemed approved in accordance with the provisions of the Pennsylvania Public Utility Code and shall continue until December 31, 2019 unless otherwise terminated or extended in accordance with the terms of this Agreement or the Contract Documents.

     2. In connection with the modification of the Term and Termination of the Agreement, the Best and Final Offer Price schedule correction, attached hereto as Attachment A and incorporated by reference herein, shall supersede to the extent therein, the Price Schedule included in Attachment No. 2 of the Agreement.

     3. Pursuant to clause 50, Changes - Services, the County and D&E agree that the ADDENDUM TO ATTACHMENT #7, attached hereto as Attachment B and incorporated by reference herein is included in the Agreement and shall supersede all conflicting provisions of the Agreement.

                                            COUNTY OF LANCASTER, PENNSYLVNIA

Date: 7-14-99                      By: /s/ Paul Thibault
      -------                          ------------------------------

                                       /s/ Terry L. Kaufmann
                                       ------------------------------

                                       /s/ Ron Ford
                                       ------------------------------
                                       Lancaster County Commissioners

                                       DENVER AND EPHRATA TELEPHONE
                                       AND TELEGRAPH COMPANY

Date: 6/24/99                      By: /s/ G. W. Ruhl
      -------                          ------------------------------
                                       Duly Authorized Representative

                                                                    EXHIBIT 10.1
                                                                     Page 2 of 5

                                                                    ATTACHMENT A

LANCO-93-P-0201

                                    SCHEDULE
                       Solicitation NUMBER: LANCO-93-P0201

--------------------------------------------------------------------------------
SCOPE OF WORK: PRICE SCHEDULE


                                                                CONTRACT                                  T O T A L
LINE ITEM                                                       PERFORMANCE PERIOD                       20 YEAR COST
---------                                                       ------------------                       ------------
Group I: Enhanced 9-1-1 Services:

1.       Non-Recurring Costs, Primary Facility:

1-a.        D&E Non-PUC regulated E9-1-1 Services                   20 Years                             $   180,390
                                                                    --------                             -----------

1-b.        D&E PUC regulated E9-1-1 Services                       20 Years                                   1,200
                                                                    --------                             -----------

1-c.        Other telephone companies E9-1-1                        20 Years                                     0
                                                                    --------                             -----------

2.       Recurring Costs, Primary Facility:

2-a.        D&E Non-PUC regulated E9-1-1 Services                   20 Years                              18,728,595
                                                                    --------                             -----------

2-b.        D&E PUC regulated E9-1-1 Services                       20 Years                               8,674,800
                                                                    --------                             -----------

2-c.        Other telephone companies E9-1-1 Services               20 Years                               4,978,344
                                                                    --------                             -----------

3.       Non-Recurring Costs, Back-up Facility:

3-a.        D&E Non-PUC regulated E9-1-1 Services                   20 Years                                     0
                                                                    --------                             -----------

3-b.        D&E PUC regulated E9-1-1 Services                       20 Years                                     0
                                                                    --------                             -----------

3-c.        Other telephone companies E9-1-1 Services               20 Years                                     0
                                                                    --------                             -----------

4.       Recurring Costs, Back-up Facility:

4-a.        D&E Non-PUC regulated E9-1-1 Services                   20 Years                                  24,000
                                                                    --------                             -----------

4-b.        D&E PUC regulated E9-1-1 Services                       20 Years                               1,433,020
                                                                    --------                             -----------

4-c.        Other telephone companies E9-1-1 Services               20 Years                                     0
                                                                    --------                             -----------

5.       TOTAL E-9-1-1 Service Costs

5-a.        D&E Non-PUC regulated E9-1-1 Services                   20 Years                              18,932,985
                                                                     --------                             -----------

5-b.        D&E PUC regulated E9-1-1 Services                       20 Years                              10,109,020
                                                                    --------                             -----------

5-c.        Other telephone companies E9-1-1 Services               20 Years                               4,978,344
                                                                    --------                             -----------

5-d.     TOTAL E-9-1-1 Service Costs                                                                     $34,020,349
                                                                                                         -----------

                                                                    EXHIBIT 10.1
                                                                     Page 3 of 5

                            ADDENDUM TO ATTACHMENT #7
                                 FACILITY LEASE
                             ENHANCED 9-1-1 SERVICES
                                 LANCO 93-P-0201

THIS ADDENDUM, made and executed to become effective the day and the year specified on the signature page hereof, and is attached to and incorporated into and subject to the terms and conditions of Attachment # 7, which is a part of the Agreement between the County of Lancaster and Denver and Ephrata Telephone and Telegraph Company for furnishing Enhanced 9-1-1 Services LANCO 93-P-0201 May 4, 1994 (hereinafter referred to as "The Agreement").

WHEREAS, the County of Lancaster (hereinafter referred to as the "lessee") and Denver And Ephrata Telephone and Telegraph Company (hereinafter referred to as the "lessor") have heretofore made and entered into that a certain facility lease for premises located at 28 South Charlotte Street, Manheim, Pennsylvania, 17545, desire to extend and formalize such extension respecting such arrangement,

WHEREAS, the lessee and lessor agree to extend the duration of the existing Facility Lease Agreement that began on May 4, 1994, and is currently scheduled to end July 31, 2004, for an additional term that ends on December 31, 2019, therefor, as part of The Agreement, Attachment #7, the term of the Lease is now extended to December 31, 2019. Therefor, the existing terms and conditions as set forth in The Agreement shall apply to the extended Facility Lease Agreement through the ending date of December 31, 2019.

WHEREAS, the existing building space of 6,160 square feet leased by the lessee under the terms and conditions of The Agreement at six dollars and sixteen cents ($6.16) per square foot shall continue at the same rate until December 31, 2004. On January 1, 2005, and at the end of each twelfth (12th) month afterwards during the term hereof, the base rent for the ensuing twelve (12) month period shall be increased by three percent (3%) as shown on Attachment A of this Addendum.

WHEREAS, the lessee desires to lease newly constructed attached building space, an additional 13,634 gross square feet (hereinafter referred to as "The Additional Space"). Lessee agrees to pay lessor, thirteen dollars and nineteen cents ($13.19) per square foot for The Additional Space, payable in equal monthly installments of fourteen thousand nine hundred eighty-six dollars and four cents ($14,986.04) for the first twelve (12)months of occupancy. The terms and conditions as set forth in The Agreement shall also apply to The Additional Space.

WHEREAS, during the term of this lease, starting with the thirteenth (13th) month of occupancy, and at the end of each twelfth (12th) month afterwards, the base rent of The Additional Space, for the ensuing twelve (12) month period shall be increased by three percent (3%) as shown on Attachment A of this Addendum. At the end of Fifteen (15) full years of occupancy and until the ending date of this lease, December 31, 2019, the lessee will not be obligated to pay lessor rent for The Additional Space as shown on Attachment A of this Addendum.

WHEREAS, the lessor will meter the electrical usage supplied to The Additional Space and lessee agrees to be responsible for payment of the electricity at the actual billed rate.

WHEREAS, the lessee agrees to pay lessor a Construction Management Fee of one hundred sixty-seven thousand eight hundred and ninety-one dollars ($167,891.00) which is equal to ten percent (10%) of the lessors construction mortgage amount. The Construction Management Fee shall be paid over the term of the construction period of The Additional Space as follows.

     Thirty percent (30%) at start of construction ($50,367.30)

     Forty percent (40%) in nine (9) equal monthly payments of $7,461.82 during the construction period ($67,156.40)

     Thirty percent (30%) upon completion and acceptance of Newly Constructed Building Space ($50,367.30)

WHEREAS, upon acceptance of final building plans for The Additional Space by the lessee and the lessor, additions or deductions shall be made pursuant to the provisions of clause #50, Change - Services of the Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed these presents and intend to be legally bound thereby.

                                        COUNTY OF LANCASTER, PENNSYLVANIA

Date: 7-14-99                  By: /s/ Paul Thibault
      -------                      --------------------

                                   /s/ Terry L Kauffman
                                   ---------------------

                                   /s/ Ron Ford
                                   ------------------------------
                                   Lancaster County Commissioners

                                   DENVER AND EPHRATA TELEPHONE AND
                                   TELEGRAPH COMPANY

Date: 6/24/99                  By: /s/ G. W. Ruhl
      -------                      ------------------------------
                                   Duly Authorizes Representative

                                       3